UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 11, 2019, we announced and priced an offering of fixed rate notes due 2026 (the “Notes” and the “Notes Offering”).

In connection with the Notes Offering, on February 11, 2019, we entered into a Terms Agreement in respect of the Notes (the “Terms Agreement”) with Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report.

On February 13, 2019, we issued an aggregate principal amount of $600 million of the Notes. The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and modified by the Supplemental Indenture No. 1, dated as of February 13, 2019, by and between us and the Trustee (to change the notice period for redemptions of the Notes and future note offerings), and as further supplemented and modified in respect of the Notes by an officers’ certificate under Section 301 of the Indenture, dated as of February 13, 2019 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the Indenture together with our Registration Statement (as defined below) on March 2, 2017.

We have filed with the SEC a Prospectus, dated as of March 2, 2017, and a Prospectus Supplement for the Notes, dated as of February 11, 2019, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-216408) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement for Notes among Mondelēz International, Inc. and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, dated February 11, 2019.

4.1	Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017).

4.2	Supplemental Indenture No. 1, dated February 13, 2019, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas.

4.3	301 Certificate

4.4	Specimen of Note (included in the 301 Certificate filed as Exhibit 4.3 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated February 13, 2019

5.2	Opinion of Hunton Andrews Kurth LLP, dated February 13, 2019

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Jeffrey S. Srulovitz
	Name:	Jeffrey S. Srulovitz
	Title:	Vice President and Chief of Global Governance and Corporate Secretary

Date: February 13, 2019